PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS GROWTH & INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Growth & Income Fund for the fiscal year ended October 31, 1997. As of October 31, 1997, the Fund's net asset value per share was $11.59 for Class A shares and $11.48 for Class B shares. For the same period, the Fund returned on a net asset value basis 26.2% on Class A shares and 25.2% on Class B shares, compared to a 28.1% total return for the Lipper Growth & Income Average.

The U.S. stock market powered ahead in the past year fueled by healthy economic growth, benign inflation, and continued positive corporate earnings. Despite the stunning performance of U.S. equities, market action was quite erratic during the year, marked by three episodes of 7-10% price declines followed quickly by strong recoveries. The trigger for the market's most recent volatility has been the dramatic currency devaluations in Southeast Asia. These events along with earlier profit warnings from several high profile consumer multinationals precipitated a significant reversal in market leadership in recent months favoring small-sized companies at the expense of large-cap stocks.

Returns for the Growth & Income Fund, while slightly behind the Lipper Growth & Income Average were excellent on an absolute basis. The Fund's large-cap focus and exposure to several multi-nationals in the areas of household products, health care, energy, and basic industry limited the Fund's returns. In addition, a few of the Fund's retail holdings were disappointing performers in the past year.

INVESTMENT OUTLOOK

U.S. economic conditions remain quite favorable underpinned by healthy real growth and remarkably few signs of inflationary pressures despite tight labor markets. In fact, recent global developments, i.e., the turbulence in Asia, are positive for inflation and increase the prospects for continuing low interest rates. We have been concerned for some time with the market's historically high valuation, leaving stock prices vulnerable to even the slightest shifts in investor sentiment. So far the U.S. equity market has proved to be fairly resilient in the face of turmoil in Asia. Looking ahead, we believe that further negative news from this region could affect U.S. stock prices as investors sort out the impact on earnings. In the past few months, sharp exchange rate declines in the Pacific Rim coupled with a steadily rising U.S. dollar versus European currencies have resulted in reduced earnings projections for selected companies and industries. Nevertheless, the overall profit outlook for most U.S. corporations remains quite favorable.

Concerning investment strategy, the Fund retains significant holdings in the household products and health care sectors, as global demand trends for these areas remain attractive longer term. In both industries, our focus is on companies that have established brand name products that are unique and not easily substitutable. Examples include Estee Lauder and Kimberly-Clark in consumer goods and Pfizer in pharmaceuticals. Other areas of importance include finance, where the Fund has sizable commitments to insurance and diversified services firms such as Ace and American Express. In technology, the Fund has emphasized companies that offer consistent mid-teens earnings growth, including Automatic Data Processing and BMC Software, rather than the more volatile PC-related and semiconductor companies. While this has not been the correct strategy in the past year, earnings expectations are very high for the PC and electronics sectors, leaving little room for potential disappointments. In particular, we believe these two areas are most at risk from slowing Asian economies. Finally, the Fund maintains exposure to retail, basic industry, and energy reflecting inexpensive valuations and recovering fundamentals.

FIRST INVESTORS GROWTH & INCOME FUND

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock market. Stock markets tend to be cyclical requiring a long term time-horizon when investing. Additionally, on a technical basis, the current U.S. bull market is now the longest in history. Providing positive economic support is the convergence of stable economic growth, low inflation and constructive interest rates. Also supportive are the demographic trends that are propelling "baby boomers" savings and investment rates to continue at high levels. However, one of the risks to U.S. equity investors is the impact which lower global growth, caused by the turmoil in Asian economies, will have on U.S. companies' profits and therefore stock market prices.

We have been pleased to be able to serve as subadviser to the Fund. Effective January 1, 1998, management of the Fund will be assumed by the Fund's adviser, First Investors Management Company, Inc.

Sincerely,

/s/ Laura J. Allen

Laura J. Allen
Portfolio Manager

November 28, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF OCTOBER 31, 1997
                                   GROWTH & INCOME FUND           STANDARD & POOR'S 500 INDEX
Oct 93                                                  $9,375                           $10,000
Apr 94                                                  $9,365                            $9,917
Oct 94                                                  $9,723                           $10,530
Apr 95                                                 $10,514                           $11,589
Oct 95                                                 $11,635                           $13,192
Apr 96                                                 $13,194                           $15,007
Oct 96                                                 $14,155                           $16,369
Apr 97                                                 $15,572                           $18,777
Oct 97                                                 $17,864                           $21,624
                                  Average Annual Total Return*
Class A Shares                                     N.A.V. Only               S.E.C. Standardized
One Year                                                26.20%                            18.26%
Since Inception (10/4/93)                               17.14%                            15.29%
Class B Shares
One Year                                                25.23%                            20.21%
Since Inception (1/12/95)                               24.77%                            23.43%

   The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 10/4/93 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. THE PERFORMANCE OF CLASS B SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 10/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 18.14% AND 14.62%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GROWTH & INCOME FUND

 20.13% AND 22.70%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT
  INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS U.S.A. MID-CAP OPPORTUNITY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors U.S.A. Mid-Cap Opportunity Fund for the fiscal year ended October 31, 1997. At October 31, 1997, the Fund's net asset value per share was $18.56 for Class A shares and $18.23 for Class B shares. For the same period, the Fund had a total return on a net asset value basis of 27.1% and 26.2% on Class A and Class B shares, respectively, outperforming the average mid-cap company growth fund's total return of 22.8% as tracked by Lipper Analytical Services, Inc.

The performance of the United States economy over the past year has not conformed to the traditional expectations of many professional and amateur economists and market strategists. With the civilian unemployment rate declining to 4.7% and Gross Domestic Product expanding at 4.0%, for the twelve months ended September 30, 1997, consumer confidence high and manufacturing capacity utilization approaching 85%, the traditional economic expectation would be for prices to rise. However, inflation, as measured by the Consumer Price Index is up only 2.2% on a year over year basis as of September 30, 1997. The Producer Price Index for the same period is flat.

With inflation apparently in check and the economy expanding, the financial markets have prospered. Proponents of the new paradigm claim technology and productivity are the key drivers of this unheralded economic performance. The traditional view is that inflation remains a threat in a high-growth environment and there will always be a trade-off between lower unemployment and higher prices. Proponents of both views seem to agree that United States' exports to South East Asian countries will slow as a result of recent economic events there. This slowing should be followed by higher imports from the region as the South East Asian economies attempt to improve performance through export driven industries. At this point, it is quite difficult to determine the lasting impact the Asian situation will have on the United States economy.

The Fund's strong performance was aided by its holdings in the oilfield services industry, which has generated excellent returns for the Fund. During the 1980's and early 1990's, this industry experienced a difficult period characterized by overcapacity, falling prices, and very limited capital expenditure resulting in a depleted industry. As exploration and development activity increased in the past few years, driven by the ever growing worldwide need for energy, the demand for services, equipment, and trained personnel outpaced the sector's ability to supply it. Therefore, oilfield service companies now find themselves in the enviable position of demand substantially outstripping supply, thus allowing them to increase pricing and sign very favorable short-term and long-term contracts for their equipment. Capacity should remain constrained in the near future because shipyards and manufacturers cannot build new equipment fast enough. Also, much of the new equipment being built has already been contracted out.

The Fund's holdings in this industry included: Patterson Energy, Inc., which conducts onshore contract drilling and explores, develops, and produces oil and natural gas; Nabors Industries, Inc. which is the largest land drilling company in the country; EVI, Inc., a leading supplier of oil well drillpipe and the casings that carry oil and gas up to the surface; and Maverick Tube Corporation, one of the largest U.S. producers of the pipe used in the completion of oil and gas wells and for transporting oil and gas.

The Technology sector, led by electronic design automation ("EDA") companies, also posted solid returns. EDA companies provide products which enhance and accelerate the design and verification of integrated circuits and electronic systems. End-users of these systems include computer manufacturers, consumer electronics companies, defense electronics companies, merchant semiconductor manufacturers and telecommunications companies throughout the world. The Fund has a position in Cadence Design Systems, Inc., which is the largest EDA company and whose tools are used to automate, implement and verify electronic designs. Summit Design, Inc., another EDA company held by the Fund, provides software solutions to help engineers design and test systems rapidly and lower production cost.

The Fund's above average performance was hindered by specific sectors. In addition to certain Financial sector companies, the Healthcare sector, namely nursing home companies, was a drag on performance. We have maintained our holdings in certain underperforming companies, since in our view, the business fundamentals are in place for better performance in the future. However, we have sold positions in other less attractive companies.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock market. Stock markets tend to follow cycles and the current upward cycle or bull market is now the longest in history. On a technical basis, the length of the cycle could present some pressure against continued gains in the short term, but the current economic environment of stable growth, low inflation and low interest rates provides positive support for continued long-term gains. The aging population, with its emphasis on saving and investing for retirement, adds another level of support for continued positive trends in the financial markets. However, the impact of lower global economic growth, due to the turmoil in the Asian economies and the possible impact on U.S. companies' profits, could present a risk to U.S. equity investors.

We believe the fundamentals supporting continued moderate economic expansion, mild inflation, and continued growth in the U.S. stock market are still in place. U.S. companies, through the continued implementation of new technologies to improve productivity, should remain highly competitive domestically and internationally.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

November 28, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS U.S.A. MID-CAP OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors U.S.A. Mid-Cap Opportunity Fund (Class A shares) and the Standard & Poor's 400 Midcap Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF OCTOBER 31, 1997
                                U.S.A. MID-CAP OPPORTUNITY FUND        STANDARD & POOR'S 400 MIDCAP INDEX
Aug 92                                                      $9,375                                   $10,000
Oct 92                                                       9,441                                    10,462
Apr 93                                                       9,521                                    11,440
Oct 93                                                       9,840                                    12,659
Apr 94                                                       9,172                                    12,552
Oct 94                                                       9,639                                    11,373
Apr 95                                                      10,806                                    13,782
Oct 95                                                      12,009                                    15,707
Apr 96                                                      13,021                                    17,884
Oct 96                                                      13,407                                    18,432
Apr 97                                                      13,459                                    19,700
Oct 97                                                      17,039                                    24,450
                                      Average Annual Total Return*
Class A Shares                                         N.A.V. Only                       S.E.C. Standardized
One Year                                                    27.09%                                    19.14%
Five Years                                                  12.54%                                    11.09%
Since Inception (8/24/92)                                   12.21%                                    10.82%
Class B Shares
One Year                                                    26.17%                                    21.12%
Since Inception (1/12/95)                                   20.51%                                    19.20%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS U.S.A. MID-CAP OPPORTUNITY FUND (CLASS A SHARES) BEGINNING 8/24/92 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 400 MIDCAP INDEX. THE STANDARD & POOR'S 400 MIDCAP INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 400 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE MID-RANGE SECTOR OF THE U.S. STOCK MARKET WHERE THE MEDIAN MARKET CAPITALIZATION IS APPROXIMATELY $700 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. THE PERFORMANCE OF CLASS B SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 10/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 18.39%, 10.34% AND 10.02%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 20.23% AND 18.11%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 400 MIDCAP INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS UTILITIES INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Utilities Income Fund for the fiscal year ended October 31, 1997. At October 31, 1997, the Fund's net asset value per share was $7.03 for Class A shares and $6.96 for Class B shares. For the same period, the Fund had a total return on a net asset value basis of 12.9% and 12.1% for the Class A and Class B shares, respectively, compared to a total return of 17.8% for the average utility fund as tracked by Lipper Analytical Services, Inc.

The performance of the United States economy over the past year has not conformed to the traditional expectations of many professional and amateur economists and market strategists. With the civilian unemployment rate declining to 4.7% and Gross Domestic Product expanding at 4.0%, for the twelve months ended September 30, 1997, consumer confidence high and manufacturing capacity utilization approaching 85%, the traditional economic expectation would be for prices to rise. However, inflation, as measured by the Consumer Price Index is up only 2.2% on a year over year basis as of September 30, 1997. The Producer Price Index for the same period is flat.

With inflation apparently in check and the economy expanding, the financial markets have prospered. Proponents of the new paradigm claim technology and productivity are the key drivers of this unheralded economic performance. The traditional view is that inflation remains a threat in a high-growth environment and there will always be a trade-off between lower unemployment and higher prices. Proponents of both views seem to agree that United States' exports to South East Asian countries will slow as a result of recent economic events there. This slowing should be followed by higher imports from the region as the South East Asian economies attempt to improve performance through export driven industries. At this point, it is quite difficult to determine the lasting impact the Asian situation will have on the United States economy.

The Fund's positive performance was attributable in part to the strong performance of the telephone sector of the utilities industry. This sector performed well as investors became more comfortable with the Baby Bells' ability to weather industry changes. Bell Atlantic and US West Communications Group were two companies whose shares benefited from the brighter view. Additionally, the shares of certain foreign phone companies in the form of American Depository Receipts (ADRs) showed strong gains, as did shares of companies such as Century Telephone Enterprises, a rural local exchange carrier, and Teleport Communications Group, a competitive local exchange carrier. Finally, the Fund's energy service stocks, though only a small portion of assets, helped overall performance with strong gains posted by Schlumberger, Baker-Hughes and Dresser Industries.

The Fund's performance was hampered by its investments in the electric utility segment. Electric utility performance was hurt by continued regulatory turmoil and generally low growth prospects. Illinova, Texas Utilities and Houston Industries were among the poorest performing stocks. The natural gas segment of the Fund fared poorly, primarily reflecting the performance of companies that have substantial energy marketing and exploration and production businesses aside from their traditional transmission and distribution business. Enron, Sonat and Questar were among the laggards in the gas sector.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock market. Stock markets tend to follow cycles and the current upward cycle or bull market is now the longest in history. On a technical basis, the length of the cycle could present

FIRST INVESTORS UTILITIES INCOME FUND

some pressure against continued gains in the short term, but the current economic environment of stable growth, low inflation and low interest rates provides positive support for continued long-term gains. The aging population, with its emphasis on saving and investing for retirement, adds another level of support for continued positive trends in the financial markets. However, the impact of lower global economic growth, due to the turmoil in the Asian economies and the possible impact on U.S. companies' profits, could present a risk to U.S. equity investors.

We believe the fundamentals supporting continued moderate economic expansion, mild inflation, and continued growth in the U.S. stock market are still in place. U.S. companies, through the continued implementation of new technologies to improve productivity, should remain highly competitive domestically and internationally.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

November 28, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Utilities Income Fund (Class A shares), the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF OCTOBER 31, 1997
                                   UTILITIES INCOME FUND          STANDARD & POOR'S 500 INDEX
Feb 93                                                  $9,375                           $10,000
Apr 93                                                   9,327                             9,964
Oct 93                                                  10,112                            10,741
Apr 94                                                   9,316                            10,493
Oct 94                                                   9,085                            11,160
Apr 95                                                   9,666                            12,323
Oct 95                                                  10,909                            14,102
Apr 96                                                  11,540                            16,042
Oct 96                                                  12,267                            17,498
Apr 97                                                  12,512                            20,072
Oct 97                                                  13,845                            23,115
                                  Average Annual Total Return*
Class A Shares                                     N.A.V. Only               S.E.C. Standardized
One Year                                                12.86%                             5.77%
Since Inception (2/22/93)                                8.66%                             7.18%
Class B Shares
One Year                                                12.08%                             7.57%
Since Inception (1/12/95)                               16.29%                            15.02%

  AS OF OCTOBER 31, 1997
                              STANDARD & POOR'S UTILITIES INDEX
Feb 93                                                    $10,000
Apr 93                                                      9,886
Oct 93                                                     10,748
Apr 94                                                      9,294
Oct 94                                                      8,927
Apr 95                                                      9,797
Oct 95                                                     11,492
Apr 96                                                     12,019
Oct 96                                                     12,658
Apr 97                                                     12,214
Oct 97                                                     13,912
Class A Shares
One Year
Since Inception (2/22/93)
Class B Shares
One Year
Since Inception (1/12/95)

  The graph compares a $10,000 investment in the First Investors Utilities Income Fund (Class A shares) beginning 2/22/93 (inception date) with theoretical investments in the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Standard & Poor's Utilities Index is a capitalization-weighted index of 37 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. THE PERFORMANCE OF CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 10/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS UTILITIES INCOME FUND

 CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND
  SINCE INCEPTION WOULD HAVE BEEN 5.70% AND 5.90%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 7.51% AND 14.41%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX AND STANDARD & POOR'S UTILITIES INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GROWTH & INCOME FUND
October 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--90.2%
            AEROSPACE/DEFENSE--2.0%
   44,000   Boeing Company                                     $  2,106,500     $    95
   33,000   United Technologies Corporation                       2,310,000         105
---------------------------------------------------------------------------------------
                                                                  4,416,500         200
---------------------------------------------------------------------------------------
            AUTOMOTIVE--1.0%
   63,000   Hertz Corporation - Class "A"                         2,177,437          99
---------------------------------------------------------------------------------------
            BANKS--6.6%
   30,000   Citicorp                                              3,751,875         170
   66,000   First Union Corporation                               3,238,125         147
   38,000   U.S. Bancorp                                          3,864,125         175
   50,000   Wachovia Corporation                                  3,765,625         171
---------------------------------------------------------------------------------------
                                                                 14,619,750         663
---------------------------------------------------------------------------------------
            BUSINESS SERVICES--0.6%
   35,000   Fluor Corporation                                     1,439,375          65
---------------------------------------------------------------------------------------
            CHEMICALS--3.4%
   35,000   Air Products and Chemicals, Inc.                      2,660,000         120
   22,000   Dow Chemical Company                                  1,996,500          90
   50,000   Du Pont (E.I.) de Nemours & Company                   2,843,750         129
---------------------------------------------------------------------------------------
                                                                  7,500,250         339
---------------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT--2.5%
   38,000   *Cisco Systems, Inc.                                  3,117,189         141
   40,000   Motorola, Inc.                                        2,470,000         112
---------------------------------------------------------------------------------------
                                                                  5,587,189         253
---------------------------------------------------------------------------------------
            COMPUTERS & OFFICE EQUIPMENT--5.1%
   50,000   *EMC Corporation                                      2,800,000         127
   40,000   Hewlett-Packard Company                               2,467,500         112
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMPUTERS & OFFICE EQUIPMENT (continued)
   33,000   International Business Machines Corporation        $  3,236,062     $   147
   35,000   Xerox Corporation                                     2,775,937         126
---------------------------------------------------------------------------------------
                                                                 11,279,499         512
---------------------------------------------------------------------------------------
            DRUGS--9.3%
   40,000   American Home Products Corporation                    2,965,000         134
   31,500   Bristol-Myers Squibb Company                          2,764,125         125
   50,000   Johnson & Johnson                                     2,868,750         130
   50,000   Pfizer, Inc.                                          3,537,500         160
   60,000   Pharmacia & Upjohn, Inc.                              1,905,000          86
   22,000   Warner-Lambert Company                                3,150,125         143
   35,238   Zeneca Group PLC (ADR)                                3,360,824         152
---------------------------------------------------------------------------------------
                                                                 20,551,324         930
---------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--2.8%
   95,000   General Electric Company                              6,133,437         278
---------------------------------------------------------------------------------------
            ENERGY SERVICES--1.2%
   30,000   Schlumberger, Ltd.                                    2,625,000         119
---------------------------------------------------------------------------------------
            ENERGY SOURCES--6.5%
   30,000   Amoco Corporation                                     2,750,625         125
   33,000   Chevron Corporation                                   2,736,938         124
   44,000   Exxon Corporation                                     2,703,250         122
   66,000   Royal Dutch Petroleum Company                         3,473,250         157
   63,000   Unocal Corporation                                    2,598,750         118
---------------------------------------------------------------------------------------
                                                                 14,262,813         646
---------------------------------------------------------------------------------------
            FINANCIAL SERVICES--3.3%
   45,000   American Express Company                              3,510,000         159
   80,000   Fannie Mae                                            3,875,000         176
---------------------------------------------------------------------------------------
                                                                  7,385,000         335
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GROWTH & INCOME FUND
October 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--2.1%
   65,000   PepsiCo, Inc.                                      $  2,392,813     $   108
   46,000   Sara Lee Corporation                                  2,351,750         106
---------------------------------------------------------------------------------------
                                                                  4,744,563         214
---------------------------------------------------------------------------------------
            HEALTH SERVICES--0.8%
   60,000   Columbia/HCA Healthcare Corporation                   1,695,000          77
---------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS--5.7%
   50,900   Estee Lauder Companies - Class "A"                    2,261,869         102
   21,696   Gillette Company                                      1,932,300          87
   70,000   Kimberly-Clark Corporation                            3,635,625         165
   36,000   Procter & Gamble Company                              2,448,000         111
   60,800   *Revlon, Inc. - Class "A"                             2,234,400         101
---------------------------------------------------------------------------------------
                                                                 12,512,194         566
---------------------------------------------------------------------------------------
            INSURANCE--8.4%
   50,000   Ace, Ltd.                                             4,646,875         210
   50,000   Allstate Corporation                                  4,146,875         188
   33,000   American International Group, Inc.                    3,368,063         153
   45,000   Marsh & McLennan Companies, Inc.                      3,195,000         145
   45,000   Travelers Group, Inc.                                 3,150,000         143
---------------------------------------------------------------------------------------
                                                                 18,506,813         839
---------------------------------------------------------------------------------------
            MACHINERY & MANUFACTURING--3.2%
   52,000   Caterpillar, Inc.                                     2,665,000         121
   50,000   Illinois Tool Works, Inc.                             2,459,375         111
   21,000   Minnesota Mining and Manufacturing Company            1,921,500          87
---------------------------------------------------------------------------------------
                                                                  7,045,875         319
---------------------------------------------------------------------------------------
            MEDIA--4.8%
   75,000   E.W. Scripps Company - Class "A"                      3,145,313         142
   86,000   Gannett Company, Inc.                                 4,520,375         205
   55,000   Knight-Ridder, Inc.                                   2,873,750         130
---------------------------------------------------------------------------------------
                                                                 10,539,438         477
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            MEDICAL PRODUCTS--1.7%
   60,000   Abbott Laboratories                                $  3,678,750     $   167
---------------------------------------------------------------------------------------
            METALS & MINERALS--1.0%
   30,000   Phelps Dodge Corporation                              2,231,250         101
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--0.6%
   32,000   International Paper Company                           1,440,000          65
---------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUST--0.2%
   13,300   Storage USA, Inc.                                       504,569          23
---------------------------------------------------------------------------------------
            RETAIL--5.0%
   50,000   CVS Corporation                                       3,065,625         139
   60,000   Gap, Inc.                                             3,191,250         145
   50,000   Sears, Roebuck and Company                            2,093,750          95
   75,000   Wal-Mart Stores, Inc.                                 2,634,375         119
---------------------------------------------------------------------------------------
                                                                 10,985,000         498
---------------------------------------------------------------------------------------
            SOFTWARE/SERVICES--6.2%
   65,000   Automatic Data Processing, Inc.                       3,323,125         151
   50,000   *BMC Software, Inc.                                   3,018,750         137
   30,000   *Computer Sciences Corporation                        2,128,125          96
   66,000   First Data Corporation                                1,918,125          87
   25,000   *Microsoft Corporation                                3,250,000         147
---------------------------------------------------------------------------------------
                                                                 13,638,125         618
---------------------------------------------------------------------------------------
            TELEPHONE--2.5%
   45,000   SBC Communications, Inc.                              2,863,125         130
   80,000   *WorldCom, Inc.                                       2,690,000         122
---------------------------------------------------------------------------------------
                                                                  5,553,125         252
---------------------------------------------------------------------------------------
            TRANSPORTATION--1.1%
   40,000   Union Pacific Corporation                             2,450,000         111
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GROWTH & INCOME FUND
October 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TRAVEL & LEISURE--2.6%
   27,000   Delta Air Lines, Inc.                              $  2,720,250     $   123
   66,000   McDonald's Corporation                                2,957,625         134
---------------------------------------------------------------------------------------
                                                                  5,677,875         257
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $146,702,920)    199,180,151       9,023
---------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--2.3%
            MEDIA--0.9%
   70,000   Merrill Lynch Structured Yield Product
              (exchangeable into Cox Communications, Inc.
              Common Stock), 6%                                   1,898,750          86
---------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUST--0.2%
   18,000   Security Capital Pacific Trust "A", $1.75               551,250          25
---------------------------------------------------------------------------------------
            SOFTWARE/SERVICES--1.2%
   30,000   Microsoft Corp. "A", $2.196                           2,647,500         120
---------------------------------------------------------------------------------------
            TOTAL VALUE OF CONVERTIBLE PREFERRED STOCKS (cost
             $4,557,965)                                          5,097,500         231
---------------------------------------------------------------------------------------
            CONVERTIBLE BONDS--2.0%
            ELECTRONICS--1.1%
$   1,500M  Analog Devices, Inc., 3.50%, 2000                     2,291,250         104
---------------------------------------------------------------------------------------
            RETAIL--0.9%
    1,600M  Home Depot, Inc., 3.25%, 2001                         2,062,000          93
---------------------------------------------------------------------------------------
            TOTAL VALUE OF CONVERTIBLE BONDS (cost
             $3,714,071)                                          4,353,250         197
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
WARRANTS                                                                      INVESTED
      OR                                                                      FOR EACH
PRINCIPAL                                                                   $10,000 OF
  AMOUNT   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           WARRANTS--0.0%
           REAL ESTATE COMPANIES
   1,276   *Security Capital Group, Inc. - Class "B"
             (expiring 9/18/98) (cost $0)                     $      6,141     $    --
--------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT--5.1%
$ 11,300M  Paribas Corp., 5.67%, 11/3/97 (collateralized by
             U.S. Treasury Notes, 5.5%, 12/31/00 and 5.125%,
             2/28/98, valued in total at $11,542,533) (cost
             $11,300,000)                                       11,300,000         512
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $166,274,956)         99.6%   219,937,042       9,963
OTHER ASSETS, LESS LIABILITIES                           .4        816,809          37
--------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $220,753,851     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS U.S.A. MID-CAP OPPORTUNITY FUND
October 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              COMMON STOCKS--81.9%
              BASIC MATERIALS--5.4%
      4,600   Boise Cascade Corporation                          $   159,275     $    55
      1,200   Consolidated Papers, Inc.                               62,325          21
     10,400   Ethyl Corporation                                       89,700          31
     12,000   *Gaylord Container Corporation - Class "A"              79,500          27
     13,000   Louisiana-Pacific Corporation                          273,000          93
      4,900   *NS Group, Inc.                                        131,075          45
     10,000   *NuCo2, Inc.                                           130,000          44
      3,300   Nucor Corporation                                      172,425          59
      1,800   Olin Corporation                                        81,787          28
      6,000   Schulman (A.), Inc.                                    135,000          46
      3,600   Universal Corporation                                  138,375          47
      4,000   Willamette Industries, Inc.                            132,250          45
----------------------------------------------------------------------------------------
                                                                   1,584,712         541
----------------------------------------------------------------------------------------
              CAPITAL GOODS--11.4%
      7,700   Aeroquip-Vickers, Inc.                                 400,881         137
      4,000   *American Power Conversion Corporation                 109,000          37
      5,000   Avery Dennison Corporation                             199,062          68
      2,000   Case Corporation                                       119,625          41
     11,400   *Checkpoint Systems, Inc.                              182,400          62
      3,300   Corning, Inc.                                          148,912          51
     13,700   *Corporate Express, Inc.                               201,219          69
      3,000   Crane Company                                          124,687          43
      2,600   *EVI, Inc.                                             166,887          57
      4,900   *Hadco Corporation                                     271,337          93
      4,000   Johnson Controls, Inc.                                 179,500          61
      3,000   *Maverick Tube Corporation                             105,750          36
     18,000   *Miller Industries, Inc.                               182,250          62
        800   *Sanmina Corporation                                    59,800          20
      2,200   Tenneco, Inc.                                           98,862          34
      4,000   Thomas & Betts Corporation                             199,000          68
      5,000   *U.S. Filter Corporation                               200,625          69
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              CAPITAL GOODS (continued)
      6,400   *USA Waste Services, Inc.                          $   236,800     $    81
      3,500   York International Corporation                         159,687          55
----------------------------------------------------------------------------------------
                                                                   3,346,284       1,144
----------------------------------------------------------------------------------------
              COMMUNICATION SERVICES--3.2%
      4,000   *Brooks Fiber Properties, Inc.                         223,500          76
      6,000   Century Telephone Enterprises, Inc.                    254,625          87
      3,300   *ICG Communications, Inc.                               75,900          26
      5,000   *IXC Communications, Inc.                              165,000          56
      8,500   *LCI International, Inc.                               219,937          75
----------------------------------------------------------------------------------------
                                                                     938,962         320
----------------------------------------------------------------------------------------
              CONSUMER CYCLICALS--15.6%
      9,800   *Bed Bath & Beyond, Inc.                               311,150         106
     17,900   *Checkfree Corporation                                 483,300         165
      4,000   *CompUSA, Inc.                                         131,000          45
      6,500   *Consolidated Stores Corporation                       259,187          89
      6,600   *CUC International, Inc.                               194,700          67
      7,700   *Extended Stay America, Inc.                           101,062          35
      4,800   *Fred Meyer, Inc.                                      137,100          47
      7,000   Harte-Hanks Communications, Inc.                       243,250          83
     17,400   Innkeepers USA Trust                                   290,362          99
      6,000   Mark IV Industries, Inc.                               145,500          50
      4,300   Masco Corporation                                      188,662          65
      6,000   *Mirage Resorts, Inc.                                  150,000          51
      8,400   *OfficeMax, Inc.                                       112,350          38
      9,700   Ogden Corporation                                      244,925          84
      8,600   *PETsMART, Inc.                                         65,575          22
     15,000   *Prime Hospitality Corporation                         305,625         105
      6,000   Royal Caribbean Cruises, Ltd.                          278,625          95
      8,200   *Saks Holdings, Inc.                                   175,275          60
      5,800   *Staples, Inc.                                         152,250          52
      6,200   *The Neiman Marcus Group, Inc.                         205,762          70
      4,500   *U.S. Office Products Company                          140,625          48
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS U.S.A. MID-CAP OPPORTUNITY FUND
October 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              CONSUMER CYCLICALS (continued)
      3,400   Unifi, Inc.                                        $   130,688     $    45
      5,000   Wolverine World Wide, Inc.                             110,000          38
----------------------------------------------------------------------------------------
                                                                   4,556,973       1,559
----------------------------------------------------------------------------------------
              CONSUMER STAPLES--7.5%
      3,600   Coca-Cola Enterprises, Inc.                            101,250          35
      6,000   Dole Food Company, Inc.                                265,875          91
     25,900   *Four Media Company                                    229,863          79
     13,000   *Host Marriott Corporation                             271,375          93
      6,000   McCormick & Company, Inc.                              150,000          51
      5,500   Newell Company                                         211,063          72
      7,500   Richfood Holdings, Inc.                                180,938          62
      5,000   *Rock of Ages Corporation - Class "A"                   95,000          33
      6,900   *Tele-Communications, Inc. Liberty Media Group -
                Series "A"                                           240,206          82
      3,200   Time Warner, Inc.                                      184,600          63
     10,600   Whitman Corporation                                    278,250          95
----------------------------------------------------------------------------------------
                                                                   2,208,420         756
----------------------------------------------------------------------------------------
              ENERGY--9.6%
      4,400   Apache Corporation                                     184,800          63
     20,000   *Comstock Resources, Inc.                              335,000         115
      8,600   *Global Industries, Ltd.                               173,075          59
      8,700   *Nabors Industries, Inc.                               357,788         122
     30,000   *National Energy Group, Inc.                           163,125          56
     15,000   *Oryx Energy Company                                   413,438         141
      9,000   *Patterson Energy, Inc.                                504,000         172
      9,300   Quaker State Corporation                               144,150          49
      4,100   Tosco Corporation                                      135,300          46
      4,400   Ultramar Diamond Shamrock Corporation                  135,850          46
      6,300   *Veritas DGC, Inc.                                     257,906          88
----------------------------------------------------------------------------------------
                                                                   2,804,432         957
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              FINANCIAL--7.2%
      7,000   American Financial Group, Inc.                     $   266,438     $    91
      6,000   *Budget Group, Inc. - Class "A"                        210,000          72
      3,990   Charter One Financial, Inc.                            231,919          79
      4,054   Conseco, Inc.                                          176,856          61
      5,200   Fannie Mae                                             251,875          86
      9,200   *Imperial Credit Industries, Inc.                      231,150          79
      3,213   Mercantile Bancorporation, Inc.                        156,031          53
      2,800   Redwood Trust, Inc.                                     70,350          24
      2,600   Starwood Lodging Trust                                 155,513          53
      5,000   Storage Trust Realty                                   127,813          44
      8,000   The Money Store, Inc.                                  227,000          78
----------------------------------------------------------------------------------------
                                                                   2,104,945         720
----------------------------------------------------------------------------------------
              HEALTHCARE--3.8%
     20,000   *Alfacell Corporation                                   66,250          23
      1,700   *Centocor, Inc.                                         74,800          26
      8,000   *Compdent Corporation                                  165,500          57
      5,400   *Health Management Associates, Inc. - Class "A"        131,625          45
      5,700   Jones Medical Industries, Inc.                         171,713          59
      9,000   *MedPartners, Inc.                                     228,938          78
      5,800   Mylan Laboratories, Inc.                               127,238          44
      5,200   *Vencor, Inc.                                          140,400          48
----------------------------------------------------------------------------------------
                                                                   1,106,464         380
----------------------------------------------------------------------------------------
              TECHNOLOGY--17.0%
      5,900   *Adaptec, Inc.                                         285,781          98
      3,000   Adobe Systems, Inc.                                    143,250          49
      2,800   *Adtran, Inc.                                          100,800          35
      2,600   *Altera Corporation                                    115,375          39
      5,600   *Analog Devices, Inc.                                  171,150          59
     20,000   *ATL Products, Inc. - Class "A"                        205,000          70
      3,300   *Atmel Corporation                                      85,388          29
      8,000   AVX Corporation                                        226,000          77
      2,100   *Bay Networks, Inc.                                     66,413          23
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS U.S.A. MID-CAP OPPORTUNITY FUND
October 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              TECHNOLOGY (continued)
      2,000   *Cadence Design Systems, Inc.                      $   106,500     $    36
      1,400   *Cisco Systems, Inc.                                   114,844          39
     32,000   *CMC Industries, Inc.                                  320,000         109
      6,000   Comdisco, Inc.                                         189,375          65
      6,200   *Cymer, Inc.                                           141,825          49
      5,900   *EMC Corporation                                       330,400         113
     20,000   *Information Storage Devices, Inc.                     155,000          53
      1,600   Intel Corporation                                      123,200          42
      6,200   *International Manufacturing Services, Inc. -
                Class "A"                                             67,425          23
      6,000   *Kent Electronics Corporation                          209,625          72
      2,500   *Lattice Semiconductor Corporation                     125,156          43
      1,000   Linear Technology Corporation                           62,875          22
      1,500   *Microsoft Corporation                                 195,000          67
      2,400   Motorola, Inc.                                         148,200          51
      6,200   *Network General Corporation                           125,550          43
      7,900   *PairGain Technologies, Inc.                           223,175          76
      7,300   Scientific-Atlanta, Inc.                               135,506          46
      2,800   *Sterling Commerce, Inc.                                92,925          32
     19,000   *Summit Design, Inc.                                   275,500          94
      3,500   *Synopsys, Inc.                                        136,063          47
     16,600   *SystemSoft Corporation                                131,763          45
      7,100   *Transcrypt International, Inc.                        156,200          53
----------------------------------------------------------------------------------------
                                                                   4,965,264       1,699
----------------------------------------------------------------------------------------
              UTILITIES--1.2%
      5,000   *CalEnergy Company, Inc.                               171,250          59
      5,600   Sierra Pacific Resources                               170,450          58
----------------------------------------------------------------------------------------
                                                                     341,700         117
----------------------------------------------------------------------------------------
              TOTAL VALUE OF COMMON STOCKS (cost $19,405,441)     23,958,156       8,193
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
  PRINCIPAL                                                                   $10,000 OF
     AMOUNT   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--13.7%
$       500M  General Electric Capital Corp., 5.52%, 11/18/97    $   498,697     $   171
        200M  Idaho Power Co., 5.50%, 11/6/97                        199,847          68
      2,000M  Sara Lee Corp., 5.51%, 11/6/97                       1,998,469         683
      1,300M  Schering Corp., 5.55%, 11/12/97                      1,297,795         444
----------------------------------------------------------------------------------------
              TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
               $3,994,808)                                         3,994,808       1,366
----------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $23,400,249)             95.6%   27,952,964       9,559
OTHER ASSETS, LESS LIABILITIES                             4.4     1,289,417         441
----------------------------------------------------------------------------------------
NET ASSETS                                               100.0%  $29,242,381     $10,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS UTILITIES INCOME FUND
October 31, 1997

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              COMMON STOCKS--92.2%
              ELECTRIC POWER--46.2%
     21,000   *AES Corporation                                   $    832,125     $    75
     52,000   American Electric Power Company, Inc.                 2,457,000         221
     38,000   Baltimore Gas and Electric Company                    1,042,625          94
     35,000   Boston Edison Company                                 1,104,687          99
     15,000   *CalEnergy Company, Inc.                                513,750          46
     45,000   Cinergy Corporation                                   1,485,000         134
     32,000   CIPSCO, Inc.                                          1,228,000         110
     49,000   CMS Energy Corporation                                1,788,500         161
     35,000   Consolidated Edison Company of New York, Inc.         1,198,750         108
     25,000   Dominion Resources, Inc.                                929,687          84
     65,000   DPL, Inc.                                             1,612,812         145
     60,000   DQE, Inc.                                             1,856,250         167
     50,000   Duke Energy Corporation                               2,412,500         217
     60,000   Edison International                                  1,537,500         138
     48,000   Endesa SA (ADR)                                         894,000          80
     60,000   Florida Progress Corporation                          1,953,750         176
     60,000   FPL Group, Inc.                                       3,101,250         279
     11,400   General Electric Company                                736,012          66
     40,000   GPU, Inc.                                             1,447,500         130
     35,000   Houston Industries, Inc.                                761,250          68
     39,000   Illinova Corporation                                    867,750          78
     40,000   MDU Resources Group, Inc.                             1,135,000         102
     55,000   New Century Energies, Inc.                            2,296,250         207
     40,000   New York State Electric & Gas Corporation             1,067,500          96
     52,000   NIPSCO Industries, Inc.                               2,284,750         206
     20,000   Northern States Power Company                         1,007,500          91
     52,000   OGE Energy Corporation                                2,518,750         227
     70,000   PacifiCorp                                            1,518,125         137
     30,000   Pinnacle West Capital Corporation                     1,044,375          94
     40,000   SCANA Corporation                                     1,010,000          91
     70,000   Sierra Pacific Resources                              2,130,625         192
    100,000   Southern Company                                      2,293,750         206
     19,000   Texas Utilities Company                                 681,625          61
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              ELECTRIC POWER (continued)
     35,000   Union Electric Company                             $  1,319,062     $   119
     41,000   UtiliCorp United, Inc.                                1,294,062         116
-----------------------------------------------------------------------------------------
                                                                   51,362,072       4,621
-----------------------------------------------------------------------------------------
              ENERGY--5.2%
     12,000   Ashland, Inc.                                           572,250          51
     13,000   Baker Hughes, Inc.                                      597,187          54
     14,000   Dresser Industries, Inc.                                589,750          53
     12,500   Noble Affiliates, Inc.                                  513,281          46
     10,000   Schlumberger, Ltd.                                      875,000          79
     23,000   *Seagull Energy Corporation                             562,063          51
     14,000   Unocal Corporation                                      577,500          52
     30,000   Williams Companies, Inc.                              1,528,125         137
-----------------------------------------------------------------------------------------
                                                                    5,815,156         523
-----------------------------------------------------------------------------------------
              NATURAL GAS--19.4%
     32,000   Coastal Corporation                                   1,924,000         173
     20,000   Columbia Gas System, Inc.                             1,445,000         130
     27,000   Consolidated Natural Gas Company                      1,459,688         131
     21,000   El Paso Natural Gas Company                           1,258,688         113
     20,000   Enron Corporation                                       760,000          68
     29,000   KN Energy, Inc.                                       1,261,500         113
     40,000   MCN Energy Group, Inc.                                1,385,000         125
     27,000   National Fuel Gas Company                             1,191,375         107
     30,000   New Jersey Resources Corporation                        971,250          87
     26,000   NICOR, Inc.                                           1,002,625          90
     29,000   Oneok, Inc.                                             995,063          90
     30,000   Pacific Enterprises                                     980,625          88
     25,000   Piedmont Natural Gas Company, Inc.                      700,000          63
     30,000   Questar Corporation                                   1,158,750         104
     30,000   Sonat, Inc.                                           1,378,125         124
     40,000   Southwest Gas Corporation                               752,500          68
     27,000   TransCanada Pipelines, Ltd.                             504,563          45
     35,000   UGI Corporation                                         940,625          85
-----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS UTILITIES INCOME FUND
October 31, 1997

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              NATURAL GAS (continued)
     30,000   Washington Gas Light Company                       $    770,625     $    69
     34,100   Westcoast Energy, Inc.                                  699,050          63
-----------------------------------------------------------------------------------------
                                                                   21,539,052       1,936
-----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS--5.7%
     15,000   *AirTouch Communications, Inc.                          579,375          52
     30,000   Century Telephone Enterprises, Inc.                   1,273,125         115
     30,000   Cincinnati Bell, Inc.                                   810,000          73
     15,000   Ericsson (L.M.) Telephone Co. - Class "B" (ADR)         663,750          60
     11,000   *Intermedia Communications, Inc.                        499,125          45
     32,000   *LCI International, Inc.                                828,000          74
     20,000   *Teleport Communications Group, Inc. - Class "A"        967,500          87
     20,000   *WorldCom, Inc.                                         672,500          61
-----------------------------------------------------------------------------------------
                                                                    6,293,375         567
-----------------------------------------------------------------------------------------
              TELEPHONE/UTILITIES--15.7%
     30,000   Ameritech Corporation                                 1,950,000         175
     40,000   Bell Atlantic Corporation                             3,195,000         287
     53,000   BellSouth Corporation                                 2,507,563         226
     20,600   Cia de Telecomunicaciones de Chile SA (ADR)             571,650          51
     51,000   GTE Corporation                                       2,164,313         195
     40,000   SBC Communications, Inc.                              2,545,000         229
     18,000   Telefonica de Argentina SA (ADR)                        506,250          46
     15,000   Telefonica de Espana SA (ADR)                         1,233,750         111
     20,000   Telephone and Data Systems, Inc.                        850,000          76
     49,000   US West, Inc. Communications Group                    1,950,813         175
-----------------------------------------------------------------------------------------
                                                                   17,474,339       1,571
-----------------------------------------------------------------------------------------
              TOTAL VALUE OF COMMON STOCKS (cost $86,631,699)     102,483,994       9,218
-----------------------------------------------------------------------------------------
              PREFERRED STOCKS--0.8%
              TELEPHONE/UTILITIES
     10,000   Pacific Telesis Financing I, 7.56%                      251,250          23
     10,000   Pacific Telesis Financing II, 8.50%                     260,000          23
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
     SHARES                                                                      INVESTED
         OR                                                                      FOR EACH
  PRINCIPAL                                                                    $10,000 OF
     AMOUNT   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              TELEPHONE/UTILITIES (continued)
      5,000   US West Financing I, 7.96%                         $    124,687     $    11
     10,000   US West Financing II, 8.25%                             254,375          23
-----------------------------------------------------------------------------------------
              TOTAL VALUE OF PREFERRED STOCKS (cost $875,000)         890,312          80
-----------------------------------------------------------------------------------------
              CORPORATE BONDS--4.7%
              ELECTRIC & GAS UTILITIES--3.3%
$       500M  Baltimore Gas and Electric Co., 7.52%, 2000             513,605          46
        500M  Consolidated Edison Co. of New York, Inc.,
                6.625%, 2002                                          508,041          46
        500M  Duke Energy Corp., 5.875%, 2003                         490,315          44
        500M  Idaho Power Co., 6.40%, 2003                            504,028          45
        700M  Pennsylvania Power & Light Co., 6.875%, 2003            717,574          65
        500M  SCE Capital Corp., 7.375%, 2003                         515,890          46
        500M  Union Electric Co., 6.75%, 2008                         512,198          46
-----------------------------------------------------------------------------------------
                                                                    3,761,651         338
-----------------------------------------------------------------------------------------
              TELEPHONE--1.4%
        500M  AT & T Corp., 7.50%, 2006                               535,256          48
        500M  BellSouth Telecommunications, Inc., 6.375%, 2004        505,299          46
        500M  United Telephone Co. of Florida, 6.25%, 2003            499,322          45
-----------------------------------------------------------------------------------------
                                                                    1,539,877         139
-----------------------------------------------------------------------------------------
              TOTAL VALUE OF CORPORATE BONDS (cost $5,286,568)      5,301,528         477
-----------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--1.9%
        500M  General Electric Capital Corp., 5.52%, 11/18/97         498,697          45
      1,600M  Schering Corp., 5.55%, 11/12/97                       1,597,286         144
-----------------------------------------------------------------------------------------
              TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
               $2,095,983)                                          2,095,983         189
-----------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $94,889,250)             99.6%   110,771,817       9,964
OTHER ASSETS, LESS LIABILITIES                              .4        400,048          36
-----------------------------------------------------------------------------------------
NET ASSETS                                               100.0%  $111,171,865     $10,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS SERIES FUND II, INC.
October 31, 1997

-----------------------------------------------------------------------------------
                                             GROWTH &  U.S.A. MID-CAP     UTILITIES
                                               INCOME     OPPORTUNITY        INCOME
                                                 FUND            FUND          FUND
-----------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $166,274,956  $   23,400,249  $ 94,889,250
                                         ------------  --------------  ------------
                                         ------------  --------------  ------------
  At value (Note 1A)...................  $219,937,042  $   27,952,964  $110,771,817
Cash (overdraft).......................       103,961         508,831        (5,815)
Receivables:
  Capital shares sold..................       912,073         294,476       112,269
  Investment securities sold...........            --         595,900            --
  Dividends and interest...............       240,731           4,206       546,868
Deferred organization expenses (Note
  1E)..................................         3,250              --         1,250
                                         ------------  --------------  ------------
Total Assets...........................   221,197,057      29,356,377   111,426,389
                                         ------------  --------------  ------------
LIABILITIES
Payable for capital shares redeemed....       237,203          73,280       144,846
Accrued advisory fees..................       140,501          18,614        70,940
Accrued expenses.......................        65,502          22,102        38,738
                                         ------------  --------------  ------------
Total Liabilities......................       443,206         113,996       254,524
                                         ------------  --------------  ------------
NET ASSETS.............................  $220,753,851  $   29,242,381  $111,171,865
                                         ------------  --------------  ------------
                                         ------------  --------------  ------------
NET ASSETS CONSIST OF:
Capital paid in........................  $161,772,820  $   22,772,292  $ 88,937,571
Undistributed net investment income....            --              --       463,281
Accumulated net realized gain on
  investment transactions..............     5,318,945       1,917,374     5,888,446
Net unrealized appreciation in value of
  investments..........................    53,662,086       4,552,715    15,882,567
                                         ------------  --------------  ------------
Total..................................  $220,753,851  $   29,242,381  $111,171,865
                                         ------------  --------------  ------------
                                         ------------  --------------  ------------
NET ASSETS:
  Class A..............................  $193,831,801  $   26,283,571  $101,833,736
  Class B..............................  $ 26,922,050  $    2,958,810  $  9,338,129
CAPITAL SHARES OUTSTANDING (Note 4):
  Class A..............................    16,728,481       1,416,407    14,487,201
  Class B..............................     2,345,745         162,267     1,341,454

NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................  $      11.59  $        18.56  $       7.03
                                               ------          ------         -----
                                               ------          ------         -----

MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A (Net asset
  value/.9375)*........................  $      12.36  $        19.80  $       7.50
                                               ------          ------         -----
                                               ------          ------         -----

NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B......................  $      11.48  $        18.23  $       6.96
                                               ------          ------         -----
                                               ------          ------         -----

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS SERIES FUND II, INC.
Year Ended October 31, 1997

----------------------------------------------------------------------------------
                                             GROWTH &  U.S.A. MID-CAP    UTILITIES
                                               INCOME     OPPORTUNITY       INCOME
                                                 FUND            FUND         FUND
----------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends............................  $  2,790,405  $      170,765  $ 4,383,153
  Interest.............................       564,574         101,123      491,571
                                         ------------  --------------  -----------
Total income...........................     3,354,979         271,888    4,874,724
                                         ------------  --------------  -----------
Expenses (Notes 1 and 3):
  Advisory fee.........................     1,301,867         211,922      836,278
  Shareholder servicing costs..........       522,340          92,828      364,656
  Distribution plan expenses - Class
    A..................................       462,388          58,074      309,426
  Distribution plan expenses - Class
    B..................................       191,490          17,899       83,756
  Professional fees....................        42,895          27,307       41,308
  Reports and notices to
    shareholders.......................        40,301           7,919       25,568
  Custodian fees.......................        23,361           8,173       15,701
  Amortization of organization
    expenses...........................         3,000              --        3,000
  Other expenses.......................        24,514           6,211       24,620
                                         ------------  --------------  -----------
Total expenses.........................     2,612,156         430,333    1,704,313
Less: Expenses waived or assumed.......       (70,218)        (91,881)     (83,835)
     Custodian fees paid indirectly....        (2,629)         (8,173)     (15,701)
                                         ------------  --------------  -----------
Net expenses...........................     2,539,309         330,279    1,604,777
                                         ------------  --------------  -----------
Net investment income (loss)...........       815,670         (58,391)   3,269,947
                                         ------------  --------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain on investments.......     5,328,547       1,997,140    7,342,477
Net unrealized appreciation of
  investments..........................    31,106,647       3,087,322    2,774,850
                                         ------------  --------------  -----------
Net gain on investments................    36,435,194       5,084,462   10,117,327
                                         ------------  --------------  -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $ 37,250,864  $    5,026,071  $13,387,274
                                         ------------  --------------  -----------
                                         ------------  --------------  -----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS SERIES FUND II, INC.

----------------------------------------------------------------------
                                                    GROWTH &
                                                  INCOME FUND
                                          ----------------------------
YEAR ENDED OCTOBER 31                               1997          1996
----------------------------------------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)..........  $      815,670  $  1,064,411
  Net realized gain on investments......       5,328,547     2,338,223
  Net unrealized appreciation of
    investments.........................      31,106,647    14,282,176
                                          --------------  ------------
    Net increase in net assets resulting
     from operations....................      37,250,864    17,684,810
                                          --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class A.......        (817,347)   (1,124,492)
  Net investment income - Class B.......         (14,650)      (56,261)
  Net realized gains - Class A..........      (2,000,523)           --
  Net realized gains - Class B..........        (234,403)           --
                                          --------------  ------------
    Total distributions.................      (3,066,923)   (1,180,753)
                                          --------------  ------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold.............      69,592,366    44,537,868
  Value of distributions reinvested.....       2,780,887     1,102,988
  Cost of shares redeemed...............     (20,987,333)  (12,479,680)
                                          --------------  ------------
                                              51,385,920    33,161,176
                                          --------------  ------------
Class B:
  Proceeds from shares sold.............      12,978,761     7,730,826
  Value of distributions reinvested.....         246,352        54,999
  Cost of shares redeemed...............      (2,077,855)     (509,452)
                                          --------------  ------------
                                              11,147,258     7,276,373
                                          --------------  ------------
  Net increase (decrease) from capital
    share transactions..................      62,533,178    40,437,549
                                          --------------  ------------
    Net increase (decrease) in net
     assets.............................      96,717,119    56,941,606
NET ASSETS
  Beginning of year.....................     124,036,732    67,095,126
                                          --------------  ------------
  End of year+..........................  $  220,753,851  $124,036,732
                                          --------------  ------------
                                          --------------  ------------
+Includes undistributed net investment
 income of..............................  $           --  $     11,885
                                          --------------  ------------
                                          --------------  ------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold..................................       6,493,708     5,098,974
  Issued for distributions reinvested...         283,146       125,569
  Redeemed..............................      (1,962,857)   (1,437,840)
                                          --------------  ------------
  Net increase (decrease) in Class A
    capital shares outstanding..........       4,813,997     3,786,703
                                          --------------  ------------
                                          --------------  ------------
Class B:
  Sold..................................       1,213,405       891,261
  Issued for distributions reinvested...          25,769         6,317
  Redeemed..............................        (195,408)      (58,752)
                                          --------------  ------------
  Net increase in Class B capital shares
    outstanding.........................       1,043,766       838,826
                                          --------------  ------------
                                          --------------  ------------

                       See notes to financial statements

----------------------------------------------------------------------------------------------------
                                                U.S.A. MID-CAP                   UTILITIES
                                               OPPORTUNITY FUND                 INCOME FUND
                                          ---------------------------  -----------------------------
                                                    1997         1996             1997          1996
----------------------------------------  --------------  -----------  ---------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income (loss)..........  $      (58,391) $    37,706  $     3,269,947  $  3,539,164
  Net realized gain on investments......       1,997,140      704,468        7,342,477     3,348,109
  Net unrealized appreciation of
    investments.........................       3,087,322      492,864        2,774,850     4,512,594
                                          --------------  -----------  ---------------  ------------
    Net increase in net assets resulting
     from operations....................       5,026,071    1,235,038       13,387,274    11,399,867
                                          --------------  -----------  ---------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class A.......         (36,607)     (34,589)      (2,954,931)   (3,356,371)
  Net investment income - Class B.......              --       (1,319)        (187,678)     (175,052)
  Net realized gains - Class A..........        (673,761)    (500,576)              --            --
  Net realized gains - Class B..........         (52,869)     (20,889)              --            --
                                          --------------  -----------  ---------------  ------------
    Total distributions.................        (763,237)    (557,373)      (3,142,609)   (3,531,423)
                                          --------------  -----------  ---------------  ------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold.............      10,263,593    6,237,390       13,294,852    28,533,238
  Value of distributions reinvested.....         696,970      526,859        2,837,444     3,227,282
  Cost of shares redeemed...............      (3,053,623)  (1,744,626)     (27,788,751)  (18,917,320)
                                          --------------  -----------  ---------------  ------------
                                               7,906,940    5,019,623      (11,656,455)   12,843,200
                                          --------------  -----------  ---------------  ------------
Class B:
  Proceeds from shares sold.............       1,556,469    1,021,499        2,798,462     4,829,402
  Value of distributions reinvested.....          52,868       22,208          182,590       168,900
  Cost of shares redeemed...............        (183,075)    (210,746)      (2,096,554)     (910,784)
                                          --------------  -----------  ---------------  ------------
                                               1,426,262      832,961          884,498     4,087,518
                                          --------------  -----------  ---------------  ------------
  Net increase (decrease) from capital
    share transactions..................       9,333,202    5,852,584      (10,771,957)   16,930,718
                                          --------------  -----------  ---------------  ------------
    Net increase (decrease) in net
     assets.............................      13,596,036    6,530,249         (527,292)   24,799,162
NET ASSETS
  Beginning of year.....................      15,646,345    9,116,096      111,699,157    86,899,995
                                          --------------  -----------  ---------------  ------------
  End of year+..........................  $   29,242,381  $15,646,345  $   111,171,865  $111,699,157
                                          --------------  -----------  ---------------  ------------
                                          --------------  -----------  ---------------  ------------
+Includes undistributed net investment
  income of.............................  $           --  $    37,394  $       463,281  $    332,943
                                          --------------  -----------  ---------------  ------------
                                          --------------  -----------  ---------------  ------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold..................................         610,878      424,011        1,993,525     4,588,232
  Issued for distributions reinvested...          45,613       37,986          423,434       516,114
  Redeemed..............................        (187,193)    (119,786)      (4,158,047)   (3,050,042)
                                          --------------  -----------  ---------------  ------------
  Net increase (decrease) in Class A
    capital shares outstanding..........         469,298      342,211       (1,741,088)    2,054,304
                                          --------------  -----------  ---------------  ------------
                                          --------------  -----------  ---------------  ------------
Class B:
  Sold..................................          92,935       69,762          422,620       781,947
  Issued for distributions reinvested...           3,501        1,612           27,429        27,217
  Redeemed..............................         (11,554)     (14,524)        (315,946)     (148,928)
                                          --------------  -----------  ---------------  ------------
  Net increase in Class B capital shares
    outstanding.........................          84,882       56,850          134,103       660,236
                                          --------------  -----------  ---------------  ------------
                                          --------------  -----------  ---------------  ------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND II, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--First Investors Series Fund II, Inc. ("Series Fund II"), a Maryland corporation, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund operates as a series Fund, issuing shares of beneficial interest in the Growth & Income Fund, U.S.A. Mid-Cap Opportunity Fund and Utilities Income Fund (each a "Fund"), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

GROWTH & INCOME FUND seeks long-term growth of capital and current income.

U.S.A. MID-CAP OPPORTUNITY FUND seeks long-term capital growth.

UTILITIES INCOME FUND primarily seeks high current income. Long-term capital appreciation is a secondary objective.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Series Fund II's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

C. Distributions to Shareholders--Dividends from net investment income of the Growth & Income Fund and Utilities Income Fund are declared and paid quarterly and dividends from net investment income of the U.S.A. Mid-Cap Opportunity Fund are declared and paid annually. Distributions from net realized capital gains are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales and amortization of deferred organization expenses.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund II are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Deferred Organization Expenses--Organization expenses are being amortized over a five year period. Investors purchasing shares of a Fund bear such expenses only as they are amortized. First Investors Management Company, Inc. ("FIMCO"), Series Fund II's investment adviser, has agreed that in the event any of the initial Class A shares of a Fund purchased by FIMCO are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Class A shares of the Fund being redeemed bears to the number of initial Class A shares of the Fund outstanding at the time of redemption.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Bank of New York, custodian for the Funds, has provided credits in the amount of $26,503 against custodian charges based on the uninvested cash balances of these Funds.

2. PURCHASES AND SALES OF SECURITIES--For the year ended October 31, 1997, purchases and sales of securities, excluding repurchase agreements and short-term corporate notes, were as follows:

                                             Cost of     Proceeds
                                           Purchases     of Sales
                                         -----------  -----------
Growth & Income Fund...................  $99,706,271  $45,116,587
U.S.A. Mid-Cap Opportunity Fund........   23,053,476   16,773,112
Utilities Income Fund..................   65,138,405   75,406,553

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND II, INC.

At October 31, 1997, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                              Gross         Gross           Net
                                            Aggregate    Unrealized    Unrealized    Unrealized
                                                 Cost  Appreciation  Depreciation  Appreciation
                                         ------------  ------------  ------------  ------------
Growth & Income Fund...................  $166,274,956  $ 56,893,102  $  3,231,016  $ 53,662,086
U.S.A. Mid-Cap Opportunity Fund........    23,406,603     5,342,698       796,337     4,546,361
Utilities Income Fund..................    94,914,763    16,689,311       832,257    15,857,054

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of Series Fund II are officers and directors of its investment adviser, FIMCO, its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of Series Fund II's individual retirement accounts. Officers and directors of Series Fund II received no remuneration from Series Fund II for serving in such capacities. Their remuneration (together with certain other expenses of Series Fund II) is paid by FIMCO or FIC.

The investment advisory agreement provides as compensation to FIMCO for each Fund other than the U.S.A. Mid-Cap Opportunity Fund, an annual fee, payable monthly, at the rate of .75% on the first $300 million of each Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million and .66% on average daily net assets over $750 million. The annual fee for the U.S.A. Mid-Cap Opportunity Fund is payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The investment adviser waived 1/4 of the 1% annual fee of the U.S.A. Mid-Cap Opportunity Fund for the year ended October 31, 1997. For the year ended October 31, 1997, total advisory fees accrued to FIMCO were $2,350,067 of which $180,047 was waived. In addition, expenses of $65,887 were assumed by FIMCO.

For the year ended October 31, 1997, FIC, as underwriter, received $3,641,035 in commissions from the sale of shares of Series Fund II, after allowing $10,698 to other dealers. Shareholder servicing costs included $650,785 in transfer agent fees accrued to ADM and $213,326 in IRA custodian fees paid to FFS.

Pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. Total distribution plan fees accrued to FIC amounted to $1,123,033.

Wellington Management Company serves as an investment subadviser to the Growth & Income

Fund. The subadviser is paid by FIMCO and not by the Fund.

4. CAPITAL--Each Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 100,000,000 shares originally designated, Series Fund II has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS SERIES FUND II, INC.

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

--------------------------------------------------------------------------------------------------------------------------------
                                                                      P E R    S H A R E    D A T A
                                          --------------------------------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                                          NET ASSET  --------------------------------------          FROM
                                              VALUE                NET REALIZED              --------------------
                                          ---------         NET  AND UNREALIZED  TOTAL FROM         NET       NET
                                          BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                          OF PERIOD      INCOME     INVESTMENTS  OPERATIONS      INCOME      GAIN  DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93....................  $    6.56  $     .005  $           --  $     .005  $     .005  $     --  $        .005
11/1/93 to 10/31/94.....................       6.56        .128            .109        .237        .107        --           .107
11/1/94 to 10/31/95.....................       6.69        .163           1.125       1.288        .168        --           .168
11/1/95 to 10/31/96.....................       7.81        .102           1.593       1.695        .115        --           .115
11/1/96 to 10/31/97.....................       9.39        .060           2.359       2.419        .059      .160           .219
CLASS B
1/12/95* to 10/31/95....................       6.43        .084           1.372       1.456        .106        --           .106
11/1/95 to 10/31/96.....................       7.78        .066           1.555       1.621        .071        --           .071
11/1/96 to 10/31/97.....................       9.33        .002           2.318       2.320        .010      .160           .170
--------------------------------------------------------------------------------------------------------------------------------
U.S.A. MID-CAP OPPORTUNITY FUND***
CLASS A
11/1/92 to 10/31/93.....................  $   11.70  $     .122  $         .373  $     .495  $     .045  $     --  $        .045
11/1/93 to 10/31/94.....................      12.15        .078           (.326)      (.248)       .122        --           .122
11/1/94 to 10/31/95.....................      11.78        .083           2.796       2.879        .079        --           .079
11/1/95 to 10/31/96.....................      14.58        .042           1.564       1.606        .058      .838           .896
11/1/96 to 10/31/97.....................      15.29       (.033)          4.021       3.988        .037      .681           .718
CLASS B
1/12/95* to 10/31/95....................      12.03       (.011)          2.491       2.480          --        --             --
11/1/95 to 10/31/96.....................      14.51        .013           1.468       1.481        .053      .838           .891
11/1/96 to 10/31/97.....................      15.10       (.077)          3.888       3.811          --      .681           .681
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93....................  $    5.59  $     .118  $         .317  $     .435  $     .105  $     --  $        .105
11/1/93 to 10/31/94.....................       5.92        .239           (.839)      (.600)       .227      .013           .240
11/1/94 to 10/31/95.....................       5.08        .233            .822       1.055        .235        --           .235
11/1/95 to 10/31/96.....................       5.90        .214            .512        .726        .216        --           .216
11/1/96 to 10/31/97.....................       6.41        .204            .609        .813        .193        --           .193
CLASS B
1/12/95* to 10/31/95....................       4.95        .144            .930       1.074        .164        --           .164
11/1/95 to 10/31/96.....................       5.86        .185            .489        .674        .184        --           .184
11/1/96 to 10/31/97.....................       6.35        .153            .606        .759        .149        --           .149
--------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
*** Prior to February 15, 1996, known as Made In The U.S.A. Fund
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996

                       See notes to financial statements

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

--------------------------------------------------
                                          --------
                                               NET
                                             ASSET
                                             VALUE
                                          --------
                                               END
                                                OF
                                            PERIOD
--------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93....................  $   6.56
11/1/93 to 10/31/94.....................      6.69
11/1/94 to 10/31/95.....................      7.81
11/1/95 to 10/31/96.....................      9.39
11/1/96 to 10/31/97.....................     11.59
CLASS B
1/12/95* to 10/31/95....................      7.78
11/1/95 to 10/31/96.....................      9.33
11/1/96 to 10/31/97.....................     11.48
--------------------------------------------------
U.S.A. MID-CAP OPPORTUNITY FUND***
CLASS A
11/1/92 to 10/31/93.....................  $  12.15
11/1/93 to 10/31/94.....................     11.78
11/1/94 to 10/31/95.....................     14.58
11/1/95 to 10/31/96.....................     15.29
11/1/96 to 10/31/97.....................     18.56
CLASS B
1/12/95* to 10/31/95....................     14.51
11/1/95 to 10/31/96.....................     15.10
11/1/96 to 10/31/97.....................     18.23
--------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93....................  $   5.92
11/1/93 to 10/31/94.....................      5.08
11/1/94 to 10/31/95.....................      5.90
11/1/95 to 10/31/96.....................      6.41
11/1/96 to 10/31/97.....................      7.03
CLASS B
1/12/95* to 10/31/95....................      5.86
11/1/95 to 10/31/96.....................      6.35
11/1/96 to 10/31/97.....................      6.96
--------------------------------------------------


                                                              R A T I O S / S U P P L E M E N T A L  D A T A
                                          --------------------------------------------------------------------------------------

                                                                                              RATIO TO AVERAGE NET

                                                                    RATIO TO AVERAGE NET     ASSETS BEFORE EXPENSES

                                                                          ASSETS++             WAIVED OR ASSUMED
                                                      NET ASSETS  ------------------------  ------------------------
                                               TOTAL      END OF                       NET                       NET   PORTFOLIO
                                              RETURN      PERIOD                INVESTMENT                INVESTMENT    TURNOVER
                                                  **         (IN    EXPENSES        INCOME      EXPENSES      INCOME        RATE
                                                 (%)  THOUSANDS)         (%)           (%)           (%)         (%)         (%)
--------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93....................         .99+ $    3,407          --          1.02+         1.37+       (.35)+          0
11/1/93 to 10/31/94.....................        3.67      34,489         .67          2.26          1.83        1.11           6
11/1/94 to 10/31/95.....................       19.51      63,493         .98          2.34          1.59        1.74          19
11/1/95 to 10/31/96.....................       21.82     111,896        1.31          1.20          1.49        1.02          25
11/1/96 to 10/31/97.....................       26.20     193,832        1.39           .55          1.43         .51          28
CLASS B
1/12/95* to 10/31/95....................       22.73       3,602        1.90+         2.23+         2.61+       1.52+         19
11/1/95 to 10/31/96.....................       20.92      12,141        2.03           .48          2.19         .31          25
11/1/96 to 10/31/97.....................       25.23      26,922        2.09          (.15)         2.13        (.19)         28
--------------------------------------------------
U.S.A. MID-CAP OPPORTUNITY FUND***
CLASS A
11/1/92 to 10/31/93.....................        4.23  $   15,586         .81           .96          2.03        (.26)         52
11/1/93 to 10/31/94.....................       (2.05)      7,651         .90           .45          2.32        (.97)         29
11/1/94 to 10/31/95.....................       24.59       8,818        1.34           .48          2.36        (.55)        106
11/1/95 to 10/31/96.....................       11.64      14,478        1.57           .36          2.15        (.21)        118
11/1/96 to 10/31/97.....................       27.09      26,284        1.50          (.21)         1.94        (.65)         90
CLASS B
1/12/95* to 10/31/95....................       20.62         298        2.29+         (.03)+         3.79+      (1.53)+        106
11/1/95 to 10/31/96.....................       10.80       1,168        2.30          (.37)         3.03       (1.10)        118
11/1/96 to 10/31/97.....................       26.17       2,959        2.20          (.91)         2.64       (1.35)         90
--------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93....................       11.28+ $   58,373         .35+         3.84+         1.80+       2.39+         17
11/1/93 to 10/31/94.....................      (10.15)     62,671         .80          4.59          1.59        3.80          58
11/1/94 to 10/31/95.....................       21.35      83,691        1.04          4.37          1.57        3.84          16
11/1/95 to 10/31/96.....................       12.45     104,029        1.20          3.49          1.49        3.19          38
11/1/96 to 10/31/97.....................       12.86     101,834        1.40          2.98          1.48        2.90          60
CLASS B
1/12/95* to 10/31/95....................       21.99       3,209        1.82+         4.93+         2.53+       4.21+         16
11/1/95 to 10/31/96.....................       11.61       7,670        1.91          2.77          2.28        2.40          38
11/1/96 to 10/31/97.....................       12.08       9,338        2.10          2.28          2.18        2.20          60
--------------------------------------------------


                                             AVERAGE
                                          COMMISSION
                                                RATE
                                                 +++
--------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93....................  $       --
11/1/93 to 10/31/94.....................          --
11/1/94 to 10/31/95.....................          --
11/1/95 to 10/31/96.....................       .0530
11/1/96 to 10/31/97.....................       .0532
CLASS B
1/12/95* to 10/31/95....................          --
11/1/95 to 10/31/96.....................       .0530
11/1/96 to 10/31/97.....................       .0532
--------------------------------------------------
U.S.A. MID-CAP OPPORTUNITY FUND***
CLASS A
11/1/92 to 10/31/93.....................  $       --
11/1/93 to 10/31/94.....................          --
11/1/94 to 10/31/95.....................          --
11/1/95 to 10/31/96.....................       .0704
11/1/96 to 10/31/97.....................       .0683
CLASS B
1/12/95* to 10/31/95....................          --
11/1/95 to 10/31/96.....................       .0704
11/1/96 to 10/31/97.....................       .0683
--------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93....................  $       --
11/1/93 to 10/31/94.....................          --
11/1/94 to 10/31/95.....................          --
11/1/95 to 10/31/96.....................       .0706
11/1/96 to 10/31/97.....................       .0694
CLASS B
1/12/95* to 10/31/95....................          --
11/1/95 to 10/31/96.....................       .0706
11/1/96 to 10/31/97.....................       .0694
--------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
*** Prior to February 15, 1996, known as Made In The U.S.A. Fund
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of First Investors Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Growth & Income Fund, U.S.A. Mid-Cap Opportunity Fund and Utilities Income Fund (comprising First Investors Series Fund II, Inc.), as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth & Income Fund, U.S.A. Mid-Cap Opportunity Fund and Utilities Income Fund (comprising First Investors Series Fund II, Inc.) at October 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 24, 1997

                       This page intentionally left blank

FIRST INVESTORS SERIES FUND II, INC.
DIRECTORS
------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
------------------------------------------

GLENN O. HEAD
President

PATRICIA D. POITRA
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS SERIES FUND II, INC.

SHAREHOLDER INFORMATION
------------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

SUBADVISER (Growth & Income Fund only)
WELLINGTON MANAGEMENT COMPANY
75 State Street
Boston, MA 02109

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, N.Y. 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
SERIES FUND II, INC.

GROWTH & INCOME FUND
U.S.A. MID-CAP OPPORTUNITY FUND
UTILITIES INCOME FUND

ANNUAL
REPORT



OCTOBER 31, 1997



Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

OUR BUSINESS IS...putting investors first

The following appears on the bottom lefthand side:


FIUSA03